UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 4, 2010

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-16195	25-1214948
(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

(724) 352-4455

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 4, 2010, II-VI Incorporated (“II-VI”) completed the merger (the “Merger”) of II-VI Cayman, Inc. (“Merger Sub”), a wholly-owned subsidiary of II-VI Holdings B.V. (“Parent”) and indirect subsidiary of II-VI with and into Photop Technologies, Inc. (“Photop”), with Photop becoming a wholly-owned subsidiary of Parent and an indirect subsidiary of II-VI. The total consideration paid by II-VI to the former shareholders of Photop in connection with the Merger was approximately $76 million, which consisted of approximately $45.6 million in cash and 1,146,000 shares of II-VI common stock, no par value per share (collectively, the “Initial Consideration”). In addition to the Initial Consideration paid upon consummation of the Merger, the ordinary shareholders of Photop may also be entitled to additional earnout opportunities of $12 million, to be paid in cash, based on Photop’s future achievement of certain financial goals (in the aggregate, the “Earnout Amount”). The Earnout Amount, however, will be subject to set-off for indemnification based on terms and conditions set forth in the Merger Agreement (as defined below).

The foregoing description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety to the Merger Agreement, dated as of December 28, 2009, between II-VI, Parent, Merger Sub, Photop and Loyal Excel Investments Limited, as shareholder representative (the “Merger Agreement”), which is being filed as Exhibit 2.1 to this Current Report on Form 8-K.

Forward Looking Statements

Information set forth in this Current Report on Form 8-K contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this report involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. II-VI believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009; (iii) purchasing patterns from customers and end-users; (iv) timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; and/or (vi) the Company’s ability to devise and execute strategies to respond to market conditions. Any forward-looking statements are made as of the date of issuance and the Company undertakes no obligation to publicly revise or update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired. The financial statements required by this Item, with respect to the Merger described in Item 2.01 herein, are not being filed herewith but will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro forma financial information. The pro forma financial information required by this Item, with respect to the Merger described in Item 2.01 herein, is not being furnished herewith but will be furnished by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d) Exhibits.

The Merger Agreement is being filed herewith pursuant to the applicable rules and regulations of the Securities and Exchange Commission. The Merger Agreement has been so filed solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about II-VI, Photop or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made solely for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of II-VI, Photop or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Exhibit No.	Description

2.1	Merger Agreement, dated as of December 28, 2009, by and among II-VI Incorporated, II-VI Holdings B.V., II-VI Cayman, Inc., Photop Technologies, Inc. and Loyal Excel Investments, as the shareholder representative (the “Merger Agreement”) (incorporated herein by reference to Exhibit 2.1 to II-VI’s Current Report on Form 8-K filed on January 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI INCORPORATED
(Registrant)

Date: January 6, 2010	By:	/S/ FRANCIS J. KRAMER
Francis J. Kramer
President and Chief Executive Officer

Date: January 6, 2010	By:	/S/ CRAIG A. CREATURO
Craig A. Creaturo
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Merger Agreement, dated as of December 28, 2009, by and among II-VI Incorporated, II-VI Holdings B.V., II-VI Cayman, Inc., Photop Technologies, Inc. and Loyal Excel Investments, as the shareholder representative (the “Merger Agreement”) (incorporated herein by reference to Exhibit 2.1 to II-VI’s Current Report on Form 8-K filed on January 4, 2010.

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